                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           -------------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                April 30, 2001
                           -------------------------
                    Date of Report (Date of earliest event
                                   reported)


                                 SONOSITE, INC.
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               (Exact Name of Registrant as Specified in Charter)

        Washington                     0-23791                  91-1405022
----------------------------     ---------------------     -------------------
(State or Other Jurisdiction     (Commission File No.)        (IRS Employer
     of Incorporation)                                     Identification No.)

            21919 - 30th Drive S.E., Bothell, Washington 98021-3904
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             (Address of Principal Executive Offices)    (Zip Code)

                                (425) 951-1200
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             (Registrant's Telephone Number, Including Area Code)

                                     None
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     On April 30, 2001, SonoSite, Inc. announced the nomination and appointment of Richard S. Schneider, Ph.D. to the board of directors of SonoSite. A copy of the press release relating to the election of Dr. Schneider is attached as
Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

  99.1 SonoSite, Inc. press release dated April 30, 2001, announcing the nomination and appointment of Richard S. Schneider, Ph.D. to the board of directors of SonoSite.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SONOSITE, INC.

Dated: April 30, 2001                  By  /s/  Michael J. Schuh
                                           -------------------------------------
                                           Michael J. Schuh, Vice President -
                                           Finance, Chief Financial Officer and
                                           Secretary
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                                 EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
    99.1         SonoSite, Inc. press release dated April 30, 2001, announcing the nomination and appointment of Richard S. Schneider, Ph.D.
                 to the board of directors of SonoSite.